Exhibit 99.1

1 Deutsche Bank 2013 Leveraged Finance Conference October 2, 2013

2 Disclaimers Forward-Looking Statements This presentation includes “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. Forward-looking statements are subject to known and unknown risks and uncertainties, many of which may be beyond our control. We caution you that the forward-looking information presented herein is not a guarantee of future events, and that actual events may differ materially from those made in or suggested by the forward-looking information contained in this presentation. In addition, forward-looking statements generally can be identified by the use of forward-looking terminology such as “may,” “plan,” “seek,” “comfortable with,” “will,” “expect,” “intend,” “estimate,” “anticipate,” “believe” or “continue” or the negative thereof or variations thereon or similar terminology. A number of important factors could cause actual events to differ materially from those contained in or implied by the forward-looking statements, including those factors discussed in our filings with the U.S. Securities & Exchange Commission’s (the “SEC”), including our Registration Statement on Form S-1, as amended (File No. 333-187872), which can be found at the SEC’s website www.sec.gov. Any forward-looking information presented herein is made only as of the date of this presentation, and we do not undertake any obligation to update or revise any forward-looking information to reflect changes in assumptions, the occurrence of unanticipated events, or otherwise. Non-GAAP Financial Measures HD Supply supplements its reporting of net income (loss) with non-GAAP measurements, including Adjusted EBITDA and Free Cash Flow (FCF). This supplemental information should not be considered in isolation or as a substitute for the GAAP measurements. Additional information regarding Adjusted EBITDA and Free Cash Flow (FCF) referred to in this presentation is included at the end of this presentation under “Reconciliation of Non-GAAP Measures.” No reconciliation of the forecasted ranges for Adjusted EBITDA to Net income (loss) for the second half of fiscal 2013 and for the full fiscal 2013 is included in this presentation because we are unable to quantify certain amounts that would be required to be included in the GAAP measure without unreasonable efforts and we believe such reconciliations would imply a degree of precision that would be confusing or misleading to investors.

3 Company Overview . $8 Billion of ’12 Sales; $683 Million of ’12 Adjusted EBITDA (8.5%) - 13 Consecutive Quarters of Year-Over-Year Sales Growth . Leading Industrial Distributor With #1 Positions in Large, Fragmented Markets . Specialized Business Units Providing Diversity in Products, Customers, and Vendor Relationships - ~1 Million SKUs - ~500,000 Customers . Scale, National Presence and Local Market Expertise Drive Competitive Advantage - Over 600 Locations, 46 U.S. States and 9 Canadian Provinces - Combination of Distribution Center and Branch Based Operating Models . Talent with Deep, Relevant Experience Driving Speed and Precision National Footprint . HD Supply Operates a Sourcing Office in China HD Supply Site 2012 Sales by End Market Maintenance, Repair and Operations 34% Residential Construction 13% Non-Residential Construction 22% Infrastructure and Other 31% $8B Leading Industrial Distributor Specializing in MRO, Infrastructure and Construction

4 Investment Themes . Trusted Local Execution, Market and Product Knowledge, Customer Relationships Based on Reliability of Service, and Supplier Alignment Based on Performance . #1 Positions with ~7% Share in Estimated ~$110 Billion Fragmented Market . MRO, Infrastructure and Construction End Market Exposure with Sequential, Overlapping Growth . Strategic High Return Growth Investments Which We Believe Will Deliver Growth in Excess of Estimated Market Growth . Focused on Getting Better and Faster Through Team Work, Process Excellence and Trusted Relationships Leading Industrial Distributor Specializing in MRO, Infrastructure and Construction

5 Business Overview “Maintenance, Repair and Operations” “Infrastructure” “Specialty Construction” “Retail & Design” Leading Industrial Distributor Specializing in MRO, Infrastructure and Construction Selected Product Examples . Maintenance Professional of: - Multifamily Residential Properties - Hotels and Lodging Facilities - Senior Care Facilities . DIY Retailers . Homebuilders and Assisted Living Facilities . Professional Repair & Remodel Contractors . Underground Utility Contractors . Municipalities . Supply Chain Leader for Municipal, Co-Op and Investor Owned Utilities . Professional Contractors . Professional Contractors in Non-Residential and Residential Construction “Face of the Customer” LTM 2Q ’13 Sales $2.3B ($ in billions) $2.2B $1.9B $1.3B (Adj. EBITDA%) (18%) (7%) (4%) (5%)

6 Large Addressable Market Opportunity Addressable Opportunity and HD Supply’s Position $48B Estimated Addressable Market Size1 HD Supply ‘12 Net Sales Est. Share1 Est. Market Position2 $2.0B $10B 20% $1.2B $19B 6% ($ in billions) $2.2B 4% #1 in Multifamily $35B 5% $1.8B #1 in Utilities #1 Full Service Distributor Nationally #1 Nationally 1 Management Estimates Based on Market Data and Industry Knowledge. Market Share is Based on our Revenues Relative to the Estimated Addressable Market Size 2 Market Position is Based on our Revenues Relative to the Estimated Revenues of Known Competitors in Addressable Markets. Unless Stated Otherwise, Market Position Refers to Management's Estimate of Our Market Position in North America within the Estimated Addressable Markets we Serve ~$110B Opportunity Total 7% ~7% Share in ~$110 Billion Fragmented Market

Market Estimates Commentary

HD SUPPLY

(Approximate End Market Exposure[2])

Primary End Market	HD Supply Facilities Maintenance	HD Supply Waterworks	HD Supply Power Solutions	HD Supply White Cap	FY '13 End Market Growth Expectations[1]
Residential		✓ (~25%)	✓	✓ (~25%)	+20% to 25%
Non-Residential		✓ (~25%)	✓ (~20%)	✓ (~75%)	Flat
Infrastructure & Other		✓	✓		
Municipal		✓ (~50%)			Flat
Power			✓ (~80%)		Flat
MRO	✓ (~100%)				+1% to +3%

[1] Management Estimate of Full Year 2013 Based on 3rd Party Data
[2] Management Estimates Based on FY 12 Net Sales

Estimated Flat Non-Residential Construction and Municipal Spending

HD SUPPLY

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8 Key Growth Strategies 1. Sell More to Existing Customers (i.e. Share of Wallet) 2. Introduce New Products and Services 3. Acquire New Customers 4. Expand the Channels to Reach Our Customers (e.g. Internet, Catalog) 5. Enter New Geographies (i.e. Open New Locations) Investing for Growth

9 1 Adjusted to Exclude Divestitures, See Appendix for Reconciliation to Net Income 2 ’07 and 2Q’13 LTM Net Sales and Adj. EBITDA on 53-week basis; Growth on 52-week basis; 3 Unlevered, Adjusted Pre-tax, See Appendix for Reconciliation to Operating Cash Flows 4 As Reported Adjusted EBITDA (Not Adjusted for Divestitures) / Net Debt Adj. EBITDA1 ’08A ’09A ’10A ’12A ’11A $476M $343M $411M $508M $683M NWC % of Sales 16.6% 20.9% 16.5% 18.7% 15.2% YOY %2 (16%) (28%) 20% 24% 32% Net Sales $8,198 $6,313 $6,449 $7,028 $8,035 YOY %2 (15%) (23%) 2% 9% 12% Free Cash Flow3 $910 $261 $658 $94 $351 Capital Expenditure $49 $115 $115 $58 $77 % of Sales 0.9% 0.9% 0.8% 1.6% 1.4% Leverage4 8.8x 14.7x 12.4x 9.4x 9.2x 2Q’13 LTM $740M 14.7% 25% $8,465 12% $431 $127 1.5% 7.5x Financial Summary $740M 2Q’13 LTM Adjusted EBITDA ($ in millions)

Q2'13 Financial Results

($ in millions)

Adj. EBITDA

2nd Qtr.



$192M
+14%
$218M
'12A
'13A

1st Half



$325M
+18%
$382M
'12A
'13A

	2nd Qtr. '12A	2nd Qtr. '13A	VPY	1st Half '12A	1st Half '13A	VPY
Net Sales	$2,059M	$2,257M	+10%	$3,895M	$4,325M	+11%
Gross Margin %	*28.8%*	***29.3%***	**+50BPs**	*28.7%*	***29.1%***	**+40BPs**
Adj. EBITDA %	*9.3%*	***9.7%***	**+40BPs**	*8.3%*	***8.8%***	**+50BPs**

+10% Sales Growth in Q2; +14% Adjusted EBITDA Growth

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11 1H Segment Performance 1H'13 $225M 1H'13 1H'13 $36M 1H'13 $38M Net Sales $1,199M $1,124M $918M $646M Operating Leverage1 1.3x 2.3x 3.6x Adj. EBITDA ($ in millions) Strong Sales Growth and Operating Leverage 1H'12 1H'12 1H'12 1H'12 $194M $67M $26M $1,068M $988M +31% $855M +6% VPY +16% +12% VPY VPY VPY +14% +7% +46% +13% $573M $88M $34M 0.8x 1 Operating Leverage Defined as Adj. EBITDA Growth Versus Prior Year Divided by Net Sales Growth Versus Prior Year

12 1H’13 and Guidance Net Sales Adj. EBITDA 1H’13 6 Mos. Ended 8/4 2H’13 Implied $4,325M $8,750M $8,550M 1 Adjusted for 53rd Week and Impact of CB Extension 2 Adjusted for the Impact of Acquisitions Note: Totals may not foot due to rounding FY’13 Guidance $382M $775M $755M 2H’13 Implied $4,425M $4,225M $393M $373M VPY, Reported 11% 2% - 7% 18% 6% - 9% 4% - 10% 11% - 13% 9 - 12% FY’13 Net Sales Growth Versus Prior Year VPY, Adj. Organic1,2 9% 17% 6% - 11% 8% - 11% 16% - 23% 17% - 19% Acquisitions -2 Pts -5 Pts -1 Pt -1 Pt -1 Pt -3 Pts Crown Bolt 0 Pts +4 Pts +1 Pt +1 Pt +10 Pts +7 Pts 53rd Week -- -- +4 Pts +2 Pts +4 Pts +2 Pts VPY, Adjusted1 11% 22% 7% - 12% 9% - 12% 17% - 24% 20% - 23% 1H’13 6 Mos. Ended 8/4 FY’13 Guidance ($ in millions)

13 Liquidity and Capital Q2’13 Debt Balances Sec. ABL Sec. Term Loan Sec. 1st Lien Notes @ 8.125% Sec. 2nd Lien Notes @ 11.0% Unsec. Sr. Notes @ 11.5% Unsec. Sr. Notes @ 7.5% $500 969 1,269 675 1,000 1,275 10/12/17 10/12/17 4/15/19 4/15/20 7/15/20 7/15/20 Gross Debt Cash Net Debt $5,579 109 $5,688 Facility Balance1 Maturity 1 Net of Original Issue Discount and Premium 2 Liquidity Reflects Cash on Hand plus Availability Under the ABL Facility . $64M Capital Expenditures During 1H’13 - $32M of Capex in Q2’13 . $946M Liquidity2 at the End of Q2’13 . No Material Bank Debt Maturities Until 2017 and No Note Maturities Until 2019 - IPO Proceeds of ~$1B Used to Redeem 10.5% Senior Subordinated Notes Saving Approximately $100M Annual Interest Expense . Favorable Tax Asset with Significant Gross Federal Net Operating Loss Carryforwards of $2.4B at the End of Q2’13 $946M Liquidity with No Near Term Debt Maturities Positioned for Growth ($ in millions, unless otherwise noted)

14 Concluding Remarks . Growth in Excess of Estimated Market Growth Double-Digit Sales and EBITDA Growth in Q2’13 . Delays in Non-Residential Construction and Municipal Spending Recovery . Well-Positioned in Large, Fragmented Markets . Intensely Focused on Controllable Execution Investing for Growth with High Return Growth Initiatives . In Early Innings of Full Potential Getting Better and Faster Strong Q2 Performance

15 Q&A We Supply the Products and Services to Build Your City and Keep it Running

HD Supply Proprietary and Confidential Appendix

17 Q2’13 Segment Performance 2Q'13 $638M 2Q'13 $601M 2Q'13 $456M 2Q'13 $336M Adj. EBITDA $125M $50M $18M $24M 1.3x 2.0x nmf 3.7x Net Sales ($ in millions) Strong Sales Growth and Operating Leverage 2Q'12 2Q'12 2Q'12 2Q'12 $571M $527M $440M $307M $109M $39M +14% $20M +4% VPY +12% +15% VPY VPY VPY +28% -10% +9% +33% $18M Operating Leverage1 1 Operating Leverage Defined as Adj. EBITDA Growth Versus Prior Year Divided by Net Sales Growth Versus Prior Year

18 Net Sales Seasonality . Seasonality Typically Impacts HD Supply Net Sales as More Daylight and Warmer Weather Impacts Construction Activity . Favorable Weather Impact During June, July and August 2012 Versus Comparable Months in 2013 Adjusted Net Sales1 as Percent of Total Year 1 Net Sales Adjusted for Crown Bolt Shortfall Payment ($12M, $20M, and $19M in Q4’10, Q4’11, and Q4’12, Respectively), 53rd Week (+$148M in Q4’12, and Inorganic Sales Contribution from Acquisitions (RAMSCO, Peachtree, and Water Products) 2 Illustrative Based on Quarterly Organic Actual Sales Divided by $8,650M FY’13 Net Sales, the Mid-point of FY’13 Net Sales Guidance as Presented on 9/10 Earnings Call 2009 2010 2011 2012 20132 Average 25.4% 24.1% 23.0% 23.4% 23.4% Q1 24.0% 26.7% 26.7% 26.7% 26.3% 25.7% Q2 26.6% 26.2% 26.8% 26.9% 27.3% - Q3 26.8% 21.7% 22.4% 23.3% 23.0% - Q4 22.6% 100.0% 100.0% 100.0% 100.0% 100.0% Total 100.0% FY Q2 and Q3 Seasonality Feb, Mar, Apr May, Jun, Jul Aug, Sep, Oct Nov, Dec, Jan (%)

19 Organic Average Daily Sales Growth VPY 8% Organic Average Daily Sales Growth in Q2’13 Q1 9.6% 9.4% 8.2% 9.5% 11.3% 3.6% 16.5% 9.4% 10.8% 8.1% 2011 2012 2013 Q2 Q3 Q4 Fac. Maintenance Waterworks Power Solutions White Cap HD Supply Fac. Maintenance Waterworks Power Solutions White Cap HD Supply Fac. Maintenance Waterworks Power Solutions White Cap HD Supply 13.7% 11.4% 14.5% 10.1% 17.1% 6.3% 12.8% 9.3% 5.1% 6.0% 9.1% 11.1% 23.1% 20.4% 14.8% 13.8% 13.7% 9.5% 12.4% 9.8% - - - - - - - - - - Organic Average Daily Sales Growth VPY1 9.3% 8.6% 13.5% 13.8% (5.4%) 8.5% 3.5% 15.0% 16.2% 12.2% 11.1% 5.5% 5.4% 11.8% 18.4% 25.9% 3.6% 8.5% 9.0% 13.1% 1 Adjusted for Acquisitions, Crown Bolt Extension, and Selling Days Selling Days 65 63 64 61 Selling Days 65 63 64 66 Selling Days 65 63 64 61 (VPY%)

20 FY’13 Sales Outlook VPY . $8,035M Sales for FY’12 . 2012 “Non-Recurring” Items Need to be Considered for Year-Over-Year Comparisons 1. 53rd Week a. $148M Favorable Impact in Q4’12 2. Crown Bolt Contract Adjustment a. $21M, or ~$5M per ’12 Quarter, Favorable Impact from Pricing Adjustment b. $19M Favorable Impact in Q4’12 Associated with Elimination of Shortfall Payment . $7,847M Sales for FY’12 After Considering “Non-Recurring” Items . FY’13 Sales Outlook Range of $8,550M to $8,750M – 9% - 12% Growth VPY $8,035M FY’12 (148) (19) (21) $7,847M 53rd Wk CB Ext Shortfall G’tee CB Ext Price Q4’12 Only Pro Rata Quarterly FY’12 Adj.1 FY’13 Guidance $8,750M $8,550M +9% +12% Net Sales 1 FY’12 Sales Adjusted for 53rd Week and Impact of CB Extension 9% - 12% Growth Versus Prior Year ($ in millions)

21 FY’13 Adj. EBITDA Outlook VPY . $683M Adj. EBITDA for FY’12 . 2012 “Non-Recurring” Items Need to be Considered for Year-Over-Year Comparisons 1. 53rd Week a. $14M Favorable Impact in Q4’12 2. Crown Bolt Contract Adjustment a. $21M, or ~$5M per ’12 Quarter, Favorable Impact from Pricing Adjustment b. $19M Favorable Impact in Q4’12 Associated with Elimination of Shortfall Payment . $629M Adjusted EBITDA for FY’12, After Considering “Non-Recurring” Items . FY’13 Adjusted EBITDA Outlook Range of $755M to $775M – 20% - 23% Growth VPY $683M FY’12 (14) (19) (21) 53rd Wk CB Ext Shortfall G’tee CB Ext Price Q4’12 Only Pro Rata Quarterly FY’12 Adj.1 FY’13 Guidance $775M $755M +20% +23% ($ in millions) Adj. EBITDA 1 FY’12 Sales Adjusted for 53rd Week and Impact of CB Extension 20% - 23% Growth Versus Prior Year $629M

2013 Income Tax Clarification

HDSUPPLY

($ in millions)

Cash (IRC)

- **Canadian** Net Income is Expected to Result in **~$5M** in 2013 Cash Income Tax
- Specific **State Tax** Laws is Expected to Result in **~$3M** in 2013 Cash Income Tax
- U.S. Net loss is Expected to Result in No 2013 U.S. Federal Income Tax
- Future U.S. Net Income is Expected to be Offset by NOLs; AMT will Result in Some Cash Taxes

Book (GAAP)

- Includes Cash Income Taxes of ~ **$8M** in 2013
- **Plus** Unrecognized Tax Benefits (FIN 48) **~$9M** in 2013,
- **Plus** Deferred Tax Liability (DTL) **~$46M** in 2013
  - NOLs Create a Finite-lived (20 Year) Deferred Tax Asset (DTA)
  - Amortization of Goodwill Creates an Indefinite-lived Deferred Tax Liability (DTL)
  - Because the Lives of the DTA are Finite, and the DTL are Indefinite, They Do not Offset
  - Because of HDS' History of Net Losses, the DTA is Offset with a Valuation Allowance
  - Thus, Only the DTL is Recorded

Summary

	Actual – First Half		Guidance-Second Half		Guidance-Full Year	
	Q1'13	Q2'13	H2'13 Low	H2'13 High	FY'13 Low	FY'13 High
Net income (loss)	($131)	($72)	$1	$21	($202)	($182)
Cash income taxes	($2)	($3)	($3)	($3)	($8)	($8)
Book income taxes	$43	$12	$8	$8	$63	$63

Tax Estimates

HDSUPPLY

22

Reconciliation of Non-GAAP Measures: Net Income to Adj EBITDA

HD SUPPLY

($ in millions)

	Fiscal Year Ended					LTM Ended
	February 1, 2009	January 31, 2010	January 30, 2011	January 29, 2012	February 3, 2013	August 4, 2013
Net income (loss)	$(1,255)	$(514)	$(619)	$(543)	$(1,179)	$(966)
Less: Income (loss) from discontinued operations, net of tax	(107)	(34)	(6)	20	20	4
Income (loss) from continuing operations	(1,148)	(480)	(613)	(563)	(1,199)	(970)
Interest expense	641	602	623	639	658	625
Provision (benefit) for income taxes	(329)	(198)	28	79	3	24
Depreciation and amortization(i)	381	364	343	329	339	294
Other (income) expense, net(ii)	12	(8)	(6)	—	—	—
Loss (gain) on extinguishment and modificationof debt(iii)	—	(200)	5	—	709	576
Goodwill and other intangible asset impairment(iv)	867	219	—	—	152	152
Restructuring charge(v)	32	21	8	—	—	—
Stock-based compensation(vi)	14	18	17	20	16	14
Management fee & related expenses paid to Equity Sponsors(vii)	6	5	5	—	5	4
Costs related to initial public offering (viii)	—	—	—	—	—	20
Other	—	—	1	(1)	—	1
Adjusted EBITDA	$476	$343	$411	$508	$683	$740

(i)Depreciation and amortization includes amounts recorded within Cost of sales in.
(ii)Represents the (gains)/losses associated with the changes in fair value of interest rate swap contracts not accounted for under hedge accounting and other non-operating (income)/expense.
(iii)Represents the loss/(gain) on extinguishment and modification of debt including the premium/(discount) paid to repurchase or call the debt as well as the write-off of unamortized deferred financing costs and other assets associated with such debt.
(iv)Represents the non-cash impairment charge of goodwill and an intangible asset recognized in accordance with Accounting Standards Codification 350, Intangibles—Goodwill and Other.
(v)Represents the costs incurred for employee reductions and branch closures or consolidations. These costs include occupancy costs, severance, and other costs incurred to exit a location.
(vi)Represents the stock-based compensation costs for stock options and restricted stock.
(vii)HD Supply entered into consulting agreements with the Equity Sponsors whereby HD Supplypaid the Equity Sponsors a $4.5 million annual aggregate management fee and related expenses. These consulting agreements were terminated in conjunction with HD Supply' initial public offering in the second quarter of fiscal 2013.
(viii)Represents the costs expensed in connection with HD Supply' initial public offering, including approximately $18 million paid to the Equity Sponsors for termination of the consulting agreements.

HD SUPPLY

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24 GAAP Operating Cash Flows 548 $ 69 $ 551 $ (165) $ (681) $ (934) $ Interest Paid 397 366 363 356 621 574 Interest Paid on PIK extinguishments - - - - 502 866 Taxes Paid (Received) 9 (127) (216) 5 1 4 Unlevered, Pre-tax Cash Flows 954 $ 308 $ 698 $ 196 $ 443 $ 510 $ Adjustments to Unlevered, Pre-tax Cash Flows Capital Expenditures (77) $ (58) $ (49) $ (115) $ (115) $ (127) $ Proceeds/ from sale of PPE 18 8 4 4 17 20 Management Fees & Expenses 6 5 5 5 5 4 Equity Contribution 10 - - - - - Costs Related to Initial Public Offering - - - - 20 Discontinued operations - - - 4 - - Other / Rounding (1) (2) - - 1 4 Free Cash Flow (FCF) 910 $ 261 $ 658 $ 94 $ 351 $ 431 $ Fiscal Year Ended January 29, 2012 January 30, 2011 January 31, 2010 August 4, 2013 LTM Ended February 3, 2013 February 1, 2009 ($ in millions) Reconciliation of Non-GAAP Measures: Free Cash Flow